UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2007 (July 16, 2007)

WABCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33332	20-8481962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into Material Definitive Agreements

On July 16, 2007, WABCO Holdings Inc. (“WABCO”) entered into definitive agreements with American Standard Companies Inc. (“ASD”) that, among other things, set forth the terms and conditions of the separation of WABCO from ASD and provide a framework for the relationship between WABCO and ASD following the separation. These agreements govern the relationship between WABCO and ASD subsequent to the completion of the separation and provide for the allocation between WABCO and ASD of assets, liabilities and obligations attributable to periods prior to the separation. In addition to the Separation and Distribution Agreement, which contains many of the key provisions related to the spin-off of WABCO and the distribution of WABCO’s common shares to ASD’s shareholders, the parties also entered into, on July 16, 2007, a Tax Sharing Agreement, a Transition Services Agreement, an Employee Matters Agreement and an Indemnification and Cooperation Agreement. A summary of certain important features of the material agreements, which are referenced below, can be found in the section entitled “Certain Relationships and Related Party Transactions” in WABCO’s Information Statement (the “Information Statement”), which is attached as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Separation and Distribution Agreement

On July 16, 2007, WABCO entered into a Separation and Distribution Agreement with ASD that sets forth WABCO’s agreements with ASD regarding principal transactions necessary to separate WABCO from ASD. This agreement also sets forth the other agreements that govern certain aspects of WABCO’s relationship with ASD after the completion of the separation from ASD and provides for the allocation of certain assets to be transferred, liabilities to be assumed and contracts to be assigned to WABCO and ASD as part of the separation. The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement filed as Exhibit 2.1 hereto.

Tax Sharing Agreement

On July 16, 2007, WABCO entered into a Tax Sharing Agreement with ASD that governs the parties’ respective rights, responsibilities and obligations after the distribution with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the distribution of all of the common shares of WABCO to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code of 1986, as amended. The description of the Tax Sharing Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Sharing Agreement filed as Exhibit 10.1 hereto.

Transition Services Agreement

On July 16, 2007, WABCO entered into a Transition Services Agreement with ASD that governs the orderly transition of WABCO becoming an independent company. Under the Transition Services Agreement, ASD has agreed to provide WABCO with various services, including services relating to human resources, payroll, treasury and risk management, environmental technology, tax compliance, telecommunications services and information technology services. The cost of each transition service will generally be on the same payment terms and calculated using the same cost allocation methodologies for the particular service as those associated with the costs on WABCO’s historical financial statements. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement filed as Exhibit 10.2 hereto.

Employee Matters Agreement

On July 16, 2007, WABCO entered into an Employee Matters Agreement with ASD that allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the separation, including the treatment of outstanding incentive awards and certain retirement and welfare benefit obligations, both in and outside of the United States. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement filed as Exhibit 10.3 hereto.

Indemnification and Cooperation Agreement

On July 16, 2007, WABCO and certain of its subsidiaries entered into an Indemnification and Cooperation Agreement with ASD and certain of its subsidiaries. Pursuant to this agreement, American Standard Europe BVBA, a subsidiary of WABCO, has agreed to be responsible for and to indemnify ASD and its subsidiaries (including certain subsidiaries formerly engaged in the Bath and Kitchen business) and their respective affiliates against any fines related to the European Commission’s investigation, as outlined in a Statement of Objections received by American Standard on March 28, 2007, into possible infringement of European Union competition regulations. The description of the Indemnification and Cooperation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Indemnification and Cooperation Agreement filed as Exhibit 10.4 hereto.

Item 8.01	Other Events.

On July 12, 2007, ASD announced that on July 11, 2007, its Board of Directors had approved the distribution to its shareholders of all of its common shares of WABCO, its wholly owned subsidiary. To effect the distribution, ASD will distribute one WABCO common share for every three ASD common shares outstanding as of the close of business on July 19, 2007 (the “Record Date”). Fractional shares of WABCO will not be distributed and any ASD shareholder entitled to receive a fractional share will instead receive a cash payment. The distribution is expected to occur after the close of business on July 31, 2007 to ASD shareholders of record as of the close of business on the Record Date.

The Information Statement of WABCO, dated July 19, 2007, which describes for shareholders the details of the distribution and provides information as to the business and management of WABCO, is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this item. The Information Statement will be mailed to ASD shareholders shortly after the Record Date.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed or furnished as part of this report to the extent described in Items 1.01 and 8.01.

2.1	Separation and Distribution Agreement, dated as of July 16, 2007, by and between American Standard Companies Inc. and WABCO Holdings Inc.

10.1	Tax Sharing Agreement, dated as of July 16, 2007, by and among American Standard Companies Inc. and certain of its subsidiaries and WABCO Holdings Inc. and certain of its subsidiaries.

10.2	Transition Services Agreement, dated July 16, 2007, by and between American Standard Companies Inc. and WABCO Holdings Inc.

10.3	Employee Matters Agreement, dated July 16, 2007, by and between American Standard Companies Inc. and WABCO Holdings Inc.

10.4	Indemnification and Cooperation Agreement, dated as of July 16, 2007, by and among American Standard Companies Inc. and certain of its subsidiaries and WABCO Holdings Inc. and certain of its subsidiaries.

99.1	Information Statement of WABCO Holdings Inc., dated July 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2007	WABCO HOLDINGS INC.

	By:	/s/ Ulrich Michel
	Name:	Ulrich Michel
	Title:	Chief Financial Officer